    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1996

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                         DOMINICK'S SUPERMARKETS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                             5411                    94-3220603
(STATE OR OTHER JURISDICTION        (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)

                              505 RAILROAD AVENUE
                           NORTHLAKE, ILLINOIS 60164
                                 (708) 562-1000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                              THOMAS D. ROTI, ESQ.
                                GENERAL COUNSEL
                         DOMINICK'S SUPERMARKETS, INC.
                              505 RAILROAD AVENUE
                           NORTHLAKE, ILLINOIS 60164
                                 (708) 562-1000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

      THOMAS C. SADLER, ESQ.                     MICHAEL A. BECKER, ESQ.
        LATHAM & WATKINS                         CAHILL GORDON & REINDEL
      633 WEST FIFTH STREET                         80 PINE STREET
   LOS ANGELES, CALIFORNIA 90071                 NEW YORK, NEW YORK 10005
         (213) 485-1234                             (212) 701-3000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-14995

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

                        CALCULATION OF REGISTRATION FEE
================================================================================
       TITLE OF EACH                           PROPOSED            AMOUNT OF
    CLASS OF SECURITIES                    MAXIMUM AGGREGATE      REGISTRATION
      TO BE REGISTERED                    OFFERING PRICE(1)(2)        FEE
--------------------------------------------------------------------------------
Common Stock, par value $.01...........       $16,560,000           $5,019
================================================================================
(1) Includes an amount relating to shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for purposes of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
================================================================================

                      INCORPORATION OF CERTAIN INFORMATION
                                  BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to General Instruction V of Form S-1, the information in the Registration Statement filed by Dominick's Supermarkets, Inc. with the Securities and Exchange Commission ("SEC") on October 29, 1996 (File No. 333-14995) pursuant to the Securities Act is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Dominick's Supermarkets, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northlake, State of Illinois, on October 28, 1996.

                                       DOMINICK'S SUPERMARKETS, INC.

                                       By:      /s/  DARREN W. KARST
                                         ---------------------------------------
                                         Darren W. Karst
                                         Executive Vice President, Finance and
                                         Administration, and Chief Financial
                                         Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                  TITLE                      DATE
             /s/  RONALD W. BURKLE                    Chairman of the Board         October 28, 1996
-----------------------------------------------
                  Ronald W. Burkle

            /s/  ROBERT A. MARIANO                  President, Chief Executive      October 28, 1996
-----------------------------------------------         Officer, Director
                 Robert A. Mariano

             /s/  DARREN W. KARST                   Executive Vice President,       October 28, 1996
-----------------------------------------------    Finance and Administration,
                  Darren W. Karst                    Chief Financial Officer
                                                 (Principal Accounting Officer),
                                                       Secretary, Director
          /s/  LINDA McLOUGHLIN FIGEL                        Director               October 28, 1996
-----------------------------------------------
               Linda McLoughlin Figel

            /s/  PATRICK L. GRAHAM                           Director               October 28, 1996
-----------------------------------------------
                 Patrick L. Graham

              /s/  MARK A. RESNIK                            Director               October 28, 1996
-----------------------------------------------
                   Mark A. Resnik

             /s/  PETER P. COPSES                            Director               October 28, 1996
-----------------------------------------------
                  Peter P. Copses

             /s/  DAVID B. KAPLAN                            Director               October 28, 1996
-----------------------------------------------
                  David B. Kaplan

            /s/  ANTONY P. RESSLER                           Director               October 28, 1996
-----------------------------------------------
                 Antony P. Ressler

                               INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                                DESCRIPTION
    ------    --------------------------------------------------------------------
      5.1     Opinion of Latham & Watkins regarding the validity of the Common
              Stock, including consent............................................
     23.1     Consent of Ernst & Young LLP, independent auditors..................
     23.2     Consent of Latham & Watkins (included in the opinion filed as
              Exhibit 5.1 to the Registration Statement)..........................

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